                                                                    Exhibit 10.5

                                FOURTH AMENDMENT

            FOURTH AMENDMENT (this "Amendment"), dated as of September 15, 1997, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

            Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in alphabetical order:

            "Qualified Offer shall have the meaning given to such term in
Section 8.23."

            Section 8.23 of the Credit Agreement is hereby amended by (i) deleting subsection (b)(i) in its entirety, (ii) deleting each reference to the amount "$2,500,000" in subsection (b)(ii) and inserting "$5,000,000" in lieu thereof, (iii) deleting the text "the Agent shall have received a Qualified Offer" appearing in subsection (b)(ii) and inserting the following text in lieu thereof:

      "the Borrower shall have delivered to the Agent a written bona fide offer to purchase the Headquarters Property on terms and conditions, and from parties, reasonably satisfactory to the Agent (provided that acceptability of the purchase price shall be
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      determined based on an appraisal delivered to the Agent by the Borrower from appraisers, and in form and substance, satisfactory to the Agent) (an offer meeting the foregoing requirements, a "Qualified Offer"), and which such Qualified Offer",

(iv) re-numbering subsection (b)(ii) as (b)(i), (v) re-numbering subsection
(b)(iii) as (b)(ii), and (vi) re-numbering subsection (b)(iv) as (b)(iii).

            In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined in Section 7 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date, in each case both before and after giving effect to this Amendment.

            This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

            From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
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                                 *      *      *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    ANCHOR GLASS CONTAINER
                                    CORPORATION


                                    By /s/ C. Kent May
                                      ----------------------------
                                    Name: C. Kent May
                                    Title: Sr. Vice President

                                    BT COMMERCIAL CORPORATION,
                                    Individually, as Agent and as
                                    Co-Syndication Agent


                                    By /s/ Basil Palmeri
                                      ----------------------------
                                    Name: Basil Palmeri
                                    Title: Vice President

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    Individually, as Co-Syndication Agent and
                                    Issuing Bank


                                    By /s/ illegible
                                      ----------------------------
                                    Name: illegible
                                    Title: Assistant Vice President

                                    BANKERS TRUST COMPANY,
                                    as Issuing Bank


                                    By /s/ Basil Palmeri
                                      ----------------------------
                                    Name: Basil Palmeri
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                                    Title:

                                    BTM CAPITAL CORPORATION


                                    By /s/ Ronald A. Donatelli
                                      ----------------------------
                                    Name: Ronald A. Donatelli
                                    Title: Vice President

                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC.


                                    By /s/ Edward A. Jesser
                                      ----------------------------
                                    Name: Edward A. Jesser
                                    Title: Vice President

                                    CORESTATES BANK, N.A.


                                    By /s/ John T. Havrin
                                      ----------------------------
                                    Name: John T. Havrin
                                    Title: Vice President

                                    FLEET BANK


                                    By
                                      ----------------------------
                                    Name:
                                    Title:

                                    KEY CORPORATE CAPITAL INC.


                                    By /s/ Lee K. Mosby
                                      ----------------------------
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                                    Name: Lee K. Mosby
                                    Title: Senior Vice President

                                    MELLON BANK, N.A.


                                    By /s/ Norman K. Smith
                                      ----------------------------
                                    Name: Norman K. Smith
                                    Title: Vice President

                                    NATIONAL BANK OF CANADA


                                    By /s/ Donald P. Haddad
                                      ----------------------------
                                    Name: Donald P. Haddad
                                    Title: Vice President


                                    By /s/ Eric L. Moere
                                      ----------------------------
                                    Name: Eric L. Moere
                                    Title: Vice President

                                    NATIONAL CITY COMMERCIAL
                                    FINANCE, INC.


                                    By /s/ Mark Harak
                                      ----------------------------
                                    Name: Mark Harak
                                    Title: Account Executive/Officer

                                    SUMMIT COMMERCIAL/
                                    GIBRALTAR CORP.


                                    By /s/ Irwin Schwartz
                                      ----------------------------
                                    Name: Irwin Schwartz
                                    Title: President